UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )
______________________________________________

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
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☐	Soliciting Material under § 240.14a-12
NovoCure Limited
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Your Vote Counts! NOVOCURE LIMITED SECOND FLOOR, NO. 4 THE FORUM GRENVILLE STREET ST. HELIER E2 4UF JERSEY, CHANNEL ISLANDS NOVOCURE LIMITED 2024 Annual Meeting Vote by June 1, 2025 11:59 PM ET. You invested in NOVOCURE LIMITED and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 4, 2025. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 21, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com. Control #. Smartphone users Point your camera here and vote without entering a control number. Vote in Person at the Meeting* June 4, 2025 9:00 AM ET. NovoCure Limited Second Floor, No. 4 The Forum Grenville Street St. Helier JE2 4UF Jersey, Channel Islands *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Your Vote Counts! NOVOCURE LIMITED SECOND FLOOR, NO. 4 THE FORUM GRENVILLE STREET ST. HELIER E2 4UF JERSEY, CHANNEL ISLANDS NOVOCURE LIMITED 2024 Annual Meeting Vote by June 2, 2024 11:59 PM ET. You invested in NOVOCURE LIMITED and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 5, 2024. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 22, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com. Control #. Smartphone users Point your camera here and vote without entering a control number. Vote in Person at the Meeting* June 5, 2024 9:00 AM ET. NovoCure Limited Second Floor, No. 4 The Forum Grenville Street St. Helier JE2 4UF Jersey, Channel Islands *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com. THIS IS NOT A VOTABLE BALLOT. This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting items Board Recommends. For. 1. Election of Directors. Nominees: 1a. Ashley Cordova 1b. Asaf Danziger 1c. William Doyle 1d. Jeryl Hilleman 1e. David Hung 1f. Kinyip Gabriel Leung 1g. Martin Madden 1h. Allyson Ocean 1i. Timothy Scannell 1j. Kristin Stafford 1k. William Vernon 2. The approval and ratification of the appointment, by the Audit Committee of our Board of Directors, of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as the auditor and independent registered public accounting firm of the Company for the Company’s fiscal year ending December 31, 2025. 3. A non-binding advisory vote to approve executive compensation. 4. The approval of our 2025 Employee Share Purchase Plan. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.